UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2013

ProText Mobility, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Queens Street, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (516) 802-0223

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2013, the Company filed a Certificate of Designations for the creation of Series C Preferred Stock with the Delaware Secretary of State.

Item 8.01 Other Events

On October 11, 2013, the Company entered into a confidential Settlement Agreement (the "Stipulation of Settlement") with Ms. Von Biederman to settle any and all claims as previously disclosed in the Company's periodic filings.  The terms of the Settlement Agreement are confidential, without any party admitting or conceding any issue of fact of law.

Item 9.01 Financial Statements and Exhibits.

3.1.

Certificate of Designations for Series C Preferred

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 23, 2013	ProText Mobility, Inc.

	By:	/s/ David M. Lewis
Executive Director